SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                              ---------------------


                        Date of Report (Date of earliest
                                 event reported)
                         April 10, 2000 (April 7, 2000)


                                 AFFYMETRIX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  DELAWARE                       0-28218                        77-0319159
---------------------     ------------------------           -------------------
  (State of               (Commission File Number)             (IRS Employer
incorporation)                                               Identification No.)



             3380 Central Expressway, Santa Clara, California 95051
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


                                 (408) 731-5000
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Items 1-4.

         Not Applicable.


Item 5.  Other Events.
         ------------

         On April 7, 2000, a United Kingdom court issued a ruling with respect to preliminary issues in a patent infringement action brought against the Registrant by Oxford Gene Technology Limited in June 1999. The High Court of Justice, Chancery Division, Patent Court held that the 1999 purchase by the Registrant of Beckman Coulter Inc.'s microarray business was not sufficient to transfer Beckman Coulter Inc.'s license to certain patents and intellectual property potentially related to microarray technology now held by Oxford Gene Technology Limited. The court also determined that the "Consortium Clause" in Beckman Coulter Inc.'s license did not obligate Oxford Gene Technology Limited to grant a license to the Registrant for the patents. The Registrant has received leave to and plans to appeal the court's decision.

         Background to Court Decision
         ----------------------------

         On June 4, 1999, Oxford Gene Technology Limited brought claims of patent infringement against the Registrant in the United Kingdom and the United States District Court for the District of Delaware alleging infringement of European Patent 0-373-203 and United States Patent 5,700,637, respectively. The patents in question were originally owned by the technology transfer arm of Oxford University, Isis Innovation, Ltd., which subsequently granted a license to Beckman Coulter Inc. The Beckman Coulter Inc. license was expressly assignable with the sale of Beckman Coulter Inc.'s "business in products licensed [t]hereunder."

         On or before June 4, 1999, an asset transfer agreement with Beckman Coulter Inc. became effective, which the Registrant argued gave it access to Beckman Coulter Inc.'s microarray business, including licenses to European Patent 0-373-203 and United States Patent 5,700,637. On June 17, 1999, the Registrant filed a complaint in the United States District Court for the Northern District of California asking for, among other things, a declaration that the Registrant has a valid license to use the patents and that, in light of this license, the Registrant is not infringing on these patents. This case has been transferred and consolidated with the Delaware action.

         In the United Kingdom action, the Registrant has counterclaimed for revocation of the European patent, and Oxford Gene Technology Limited has applied to amend the patent and to seek a stay of the patent infringement, validity and amendment issues in the United Kingdom.

         The United Kingdom court determined that Beckman Coulter Inc.'s work to date with the arrays it had licensed from Oxford Gene Technology Limited did not constitute a "business" within the meaning of the assignment clause in the Beckman Coulter Inc. license. Therefore, the court held that Beckman Coulter Inc. did not sell an array business to the Registrant, and the patent license at issue, consequently, did not transfer to the Registrant. The court also held that the "Consortium Clause" in the Beckman Coulter Inc. license did not obligate Oxford Gene Technology Limited to grant a license to the Registrant for the patents.

Item 6.  Resignations of Registrant's Directors.
         --------------------------------------

         Not Applicable.


Item 7.  Financial Statements, Pro Forma Financial Information
         -----------------------------------------------------
         and Exhibits.
         ------------

               (a) Not Applicable.

               (b) Not Applicable.

               (c) Not Applicable.

Item 8.  Change in Fiscal Year.
         ---------------------

         Not Applicable.


Item 9.  Sales of Equity Securities Pursuant to
         --------------------------------------
         Regulation S.
         ------------

         Not Applicable.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AFFYMETRIX, INC.


                                    By: /s/ Vern Norviel
                                       ---------------------------------------
                                       Name:  Vern Norviel
                                       Title: Senior Vice President
                                              and General Counsel

Date: April 10, 2000